The Sentinel Funds
   Supplement dated December 13, 2006 to the Prospectus dated March 30, 2006, as supplemented on June 1, 2006

CAPITAL OPPORTUNITY FUND

On December 7, 2006, the Board of Directors met and approved proposals under which the Capital Opportunity Fund would reorganize into the Capital Growth Fund.

The Board has called a Special Meeting of Shareholders to be held on March 16, 2007, at which time the shareholders of the Capital Opportunity Fund will vote on the proposal. Only shareholders of record as of the close of business on January 2, 2007, the record date for the Special Meeting, will be entitled to vote at the meeting. The Fund will mail proxy materials to shareholders of record, which will discuss the proposal in detail. These proxy materials are expected to begin mailing in late January 2007.

If approved by shareholders, the Capital Opportunity Fund will close to new accounts and investments (other than reinvested dividends) shortly before the reorganization is consummated, which, if approved, is expected to occur in late March 2007.

ALL FUNDS

The bullets under "Other Waivers of Front-end Loads" beginning on page 37 are deleted and replaced with the following:

      o investment advisors who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee for their services, and clients of these investment advisors who place trades for their own accounts;
      o clients of trust companies who have entered into an agreement with Sentinel Financial Services Company under which all their clients are eligible to buy Class A shares at net asset value; and
      o qualified pension, profit-sharing or other employee benefit plans whose transactions are executed through a financial institution or service organization who has entered into an agreement with Sentinel Financial Services Company to use the Funds in connection with the accounts. Sentinel Financial Services Company may pay dealers compensation of 1.00% for sales of the Funds under this waiver. A CDSC of 1.00%, subject to eligibility for waiver or reduction of a CDSC as outlined in the Funds' prospectus, may apply to shares redeemed within eighteen months of purchase.

Effective January 31, 2007, the "AG&T Advantage Program" paragraph on page 37 is deleted and replaced with the following:

      ADVANTAGE PROGRAM. Employers establishing either SIMPLE-IRAs, SEP-IRAs or
      Section 403(b) plans investing in the Funds for which Sentinel Administrative Services, Inc. is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current offering price of amounts previously invested in the Funds.

Effective January 31, 2007, the "AG&T Custodial Accounts" paragraph on page 47 is deleted and replaced with the following:

      CUSTODIAL ACCOUNT FEES. Custodial accounts for which Sentinel Administrative Services, Inc. is the agent for the custodian will also pay the following fees:
      Annual custodial fee per social security number             $15
      Closeout fee per account                                    $15
      Transfer of assets per transaction                          $25

      A portion of these fees are paid to the custodian and a portion are paid to Sentinel Administrative Services, Inc., which provides certain services to these accounts as agent for the custodian.

The redemption fees rows on page 30 and the related footnote 1 are deleted and replaced with the following; except changes with respect to the Class B shares of the Mid Cap Growth Fund will be effective February 11, 2007:

      Class A Shares
      Redemption Fees(1)

      Balanced, Conservative Allocation, Capital        1% on shares held for 15
      Opportunity, Capital Growth, Common               calendar days or less
      Stock, Government Securities, Growth
      Leaders, Mid Cap Growth, and Short Maturity
      Government Funds

      High Yield Bond, International Equity and         2% on shares held for 30
      Small Company Funds                               calendar days or less

      U.S. Treasury Money Market Fund                   None

      Class B Shares
      Redemption Fees(1)

      Balanced, Conservative Allocation, Capital        1% on shares held for 15
      Opportunity, Common Stock, Mid Cap                calendar days or less
      Growth and Short Maturity Government Funds

      High Yield Bond, International Equity and         2% on shares held for
      Small Company Funds                               30 calendar days or less

      U.S. Treasury Money Market Fund                   None

      Class C Shares
      Redemption Fees(1)

      Balanced, Conservative Allocation, Capital        1% on shares held for 15
      Opportunity, Capital Growth, Common               calendar days or less
      Stock, Government Securities, Growth Leaders,
      Mid Cap Growth, and Short Maturity
      Government Funds

      High Yield Bond, International Equity and         2% on shares held for
      Small Company Funds                               30 calendar days or less

      Class D Shares
      Redemption Fees(1)                                1% on shares held for 15
                                                        calendar days or less

      Class S Shares
      Redemption Fees(1)                                1% on shares held for 15
                                                        calendar days or less

      (1)If you redeem by wire transfer, we assess a wire charge of $20.00. In addition, you pay a deferred sales charge of 1% on certain redemptions of Class A shares made within eighteen months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

The Excessive Trading Fee row under "Miscellaneous Fees-Services Fees" on page 47 is deleted.

The Excessive Trading Policy on page 47 is deleted and replaced with the following:

      Excessive trading (which may be as a result of market timing) by shareholders of a Fund, in particular Funds other than the U.S. Treasury Money Market Fund, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted a policy to deter such trading. The policy has been reviewed and approved by the Board of Directors of Sentinel Group Funds, Inc. Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control. Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment advisor's asset allocations model) and pre-authorized withdrawals.

      The policy applies to all shareholders. However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund. The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected. In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement additional procedures that the Funds determine are reasonably designed to achieve the objective of the Funds excessive trading policy. Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary's procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds books, but which are reasonably designed to achieve the same objective.

      Each Fund, except the U.S. Treasury Money Market Fund, has also adopted a redemption fee. For the Balanced, Conservative Allocation, Capital Opportunity, Capital Growth, Common Stock, Government Securities, Growth Leaders, Mid Cap Growth, and Short Maturity Government Funds, a fee of 1% will be assessed on the redemption of shares held for 15 calendar days or less. For the High Yield Bond, International Equity and Small Company Funds, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

      Redemption fees may not apply to certain transactions if you or your financial intermediary make the Fund's transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, and redemptions related to payment of custodian fees; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees. Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.

The average annual total return tables beginning on page 27 are deleted and replaced with the following:

For the periods ended                                                                                          Past 10 Years/
December 31, 2005                                                     Past One Year        Past 5 Years        Since Inception
------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
Return Before Taxes: Class A                                               0.10%               2.90%                 6.66%
Return After Taxes on Distributions:
Class A                                                                   -0.68                1.53                  4.69
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                0.71%               1.81%                 4.78%
Lehman Aggregate Bond Index(15)                                            2.43                5.87                  6.16
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  9.08
Return Before Taxes: Class B                                               0.46                2.79                  6.48(1)
Lehman Aggregate Bond Index(15)                                            2.43                5.87                  6.52(1)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  8.74(1)
Return Before Taxes: Class C                                               3.38                2.99                  3.18(2)
Lehman Aggregate Bond Index(15)                                            2.43                5.87                  6.05(2)
S&P 500 Composite Stock Price  Index(16)                                   4.91                0.54                  2.97(2)
Return Before Taxes: Class D                                              -0.92                2.35                  2.94(3)
Lehman Aggregate Bond Index(15)                                            2.43                5.87                  5.69(3)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  1.78(3)

For the periods ended                                                                                          Past 10 Years/
December 31, 2005                                                     Past One Year        Past 5 Years        Since Inception
------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND(17)
Return Before Taxes: Class A                                              -0.28               -3.46                  7.62(4)
Return After Taxes on Distributions:
Class A                                                                   -1.54               -4.06                  6.74(4)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                    1.45               -3.01                  6.51(4)
Return Before Taxes: Class C                                               3.39               -3.10                  7.47(4)
Russell 1000 Growth  Index(18)                                             5.26               -3.58                  6.73(4)
------------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND
Return Before Taxes: Class A                                              -4.11                                      7.78(5)
Return After Taxes on Distributions:
Class A                                                                   -5.53                                      6.13(5)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                               -2.20                                      5.83(5)
Lehman Aggregate Bond Index(15)                                            2.43                                      3.16(5)
Lehman High Yield Bond Index(19)                                           2.74                                     12.91(5)
Return Before Taxes: Class B                                              -3.69                                      8.01(5)
Lehman Aggregate Bond Index(15)                                            2.43                                      3.16(5)
Lehman High Yield Bond Index(19)                                           2.74                                     12.91(5)
Return Before Taxes: Class C                                              -0.73                                      9.09(5)
Lehman Aggregate Bond Index(15)                                            2.43                                      3.16(5)
Lehman High Yield Bond Index(19)                                           2.74                                     12.91(5)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL OPPORTUNITY FUND(6)
Return Before Taxes: Class A                                              -2.06               -3.39                 -4.57(7)
Return After Taxes on Distributions:
Class A                                                                   -2.19               -3.51                 -4.66(7)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                               -1.17               -2.88                 -3.83(7)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  0.38(7)
Return Before Taxes: Class B                                              -1.95               -3.69                 -4.59(7)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  0.38(7)
Return Before Taxes: Class C                                               0.66               -4.30                 -8.59(8)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                 -1.57(8)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK FUND
Return Before Taxes: Class A                                               1.87                1.50                  8.02
Return After Taxes on Distributions:
Class A                                                                    1.07                0.02                  5.87
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                2.28                0.74                  6.11
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  9.08
Return Before Taxes: Class B                                               2.26                1.32                  7.50(1)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  8.74(1)
Return Before Taxes: Class C                                               5.14                1.50                  2.67(2)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  2.97(2)
------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND(9)
Return Before Taxes: Class A                                              -1.86                4.58                  5.03
Return After Taxes on Distributions:
Class A                                                                   -3.35                2.79                  2.84
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                   -1.22                2.83                  2.90
Return Before Taxes:  Class C                                              0.39                4.44                  4.45
Lehman Government Bond Index(20)                                           2.65                5.39                  5.94
------------------------------------------------------------------------------------------------------------------------------

For the periods ended                                                                                          Past 10 Years/
December 31, 2005                                                     Past One Year        Past 5 Years        Since Inception
------------------------------------------------------------------------------------------------------------------------------
GROWTH LEADERS FUND(17)
Return Before Taxes: Class A                                              -2.60               -3.26                 -0.55(4)
Return After Taxes on Distributions:
Class A                                                                   -2.60               -3.26                 -0.60(4)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                   -1.69               -2.74                 -0.49(4)
Return Before Taxes: Class C                                              -0.71               -2.74                 -0.81(4)
Russell 1000 Growth  Index(18)                                             5.26               -3.58                 -4.51(4)
------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
Return Before Taxes: Class A                                              -2.99                7.63                  5.22(10)
Return After Taxes on Distributions:
Class A                                                                   -5.23                4.62                  1.97(10)
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                               -1.96                4.67                  2.37(10)
Lehman High Yield Bond  Index(19)                                          2.74                8.85                  5.17(10)
Return Before Taxes: Class B                                              -3.65                7.47                  5.44(10)
Lehman High Yield Bond Index(19)                                           2.74                8.85                  5.17(10)
Return Before Taxes: Class C                                              -0.77                7.43                  3.41(2)
Lehman High Yield Bond Index(19)                                           2.74                8.85                  4.94(2)
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
Return Before Taxes: Class A                                               4.94                4.25                  7.21
Return After Taxes on Distributions:
Class A                                                                    3.93                3.72                  6.05
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                    4.55                3.46                  5.80
Morgan Stanley International "EAFE" (Europe, Australia, Far
East) Index(21)                                                           13.54                4.55                  5.84
Return Before Taxes: Class B                                               5.14                3.75                  7.01(1)
Morgan Stanley International "EAFE" (Europe, Australia, Far
East) Index(21)                                                           13.54                4.55                  5.59(1)
Return Before Taxes: Class C                                               8.16                3.89                  3.31(2)
Morgan Stanley International "EAFE" (Europe, Australia, Far
East) Index(21)                                                           13.54                4.55                  4.74(2)
------------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND
Return Before Taxes: Class A                                              -1.79               -2.44                  8.26
Return After Taxes on Distributions:
Class A                                                                   -1.79               -2.44                  5.97
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                               -1.16               -2.06                  5.89
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  9.08
Return Before Taxes: Class B                                              -1.68               -2.85                  5.10(11)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                  5.23(11)
Return Before Taxes: Class C                                               1.07%              -2.75%                -5.19%(8)
S&P 500 Composite Stock Price Index(16)                                    4.91                0.54                 -1.57(8)
------------------------------------------------------------------------------------------------------------------------------
SHORT MATURITY GOVERNMENT FUND(9)
Return Before Taxes: Class A                                              -1.83                2.98                  4.31
Return After Taxes on Distributions:
Class A                                                                   -3.31                1.22                  2.18
Return After Taxes on Distributions and Sale of Fund Shares:
Class A                                                                   -1.19                1.48                  2.34
Lehman 1-3 Yr. Government Bond Index(22)                                   1.73                3.83                  4.89
Return Before Taxes:  Class C                                             -0.57                2.61                  3.63
Lehman 1-3 Yr. Government Bond Index(22)                                   1.73                3.83                  4.89
Return Before Taxes:  Class S                                                --                  --                  0.92(12)
Lehman 1-3 Yr. Government Bond Index(22)                                     --                  --                  1.93(12)

For the periods ended                                                                                          Past 10 Years/
December 31, 2005                                                     Past One Year        Past 5 Years        Since Inception
------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY FUND
Return Before Taxes: Class A                                               2.53                8.10                 14.06
Return After Taxes on Distributions:
Class A                                                                    1.17                7.44                 11.91
Return After Taxes on Distributions and Sale of Fund Shares:
Class A(14)                                                                3.44                6.90                 11.40
Russell 2000 Index(23)                                                     4.55                8.22                  9.26
Return Before Taxes: Class B                                               3.11                7.93                 13.26(1)
Russell 2000 Index(23)                                                     4.55                8.22                  8.95(1)
Return Before Taxes: Class C                                               5.93                  --                 10.30(13)
Russell 2000 Index(23)                                                     4.55                  --                  8.96(13)
------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY  MONEY MARKET FUND
Return Before Taxes: Class A                                               2.16                1.46                  3.02
Lipper U.S. Treasury Money
Market Funds Average(24)                                                   2.32                1.54                  3.37
Return Before Taxes: Class B(25)                                          -2.21                0.41                  2.37(1)
Lipper U.S. Treasury Money
Market Funds Average(24)                                                   2.32                1.54                  3.13(1)
------------------------------------------------------------------------------------------------------------------------------

(1)   From inception on April 1, 1996.
(2)   From inception on May 4, 1998.
(3)   From inception on January 4, 1999.
(4) The since inception performance for the Capital Growth and Growth Leaders Funds, which began operations in March 2006, is based on the performance of their predecessors, the Bramwell Growth Fund, which began operations on August 1, 1994, and the Bramwell Focus Fund, which began operations on October 31, 1999, respectively.
(5)   From inception on March 10, 2003.
(6) Performance for the Fund prior to September 26, 2005 is based on the performance of the predecessor Growth Index Fund, which sought to match before expenses the performance of the S&P 500/BARRA Growth Index, restated for Class A shares to reflect the increase in the maximum initial sales charge from 2.50% to 5% and for Class B shares to reflect the increase in the maximum contingent deferred sales charge from 2.50% to 4%. Performance does not reflect the increase in the maximum Rule 12b-1 fee on Class A shares from 0.20% to 0.30% and Class B shares from 0.75% to 1.00%. If it did, returns would be lower.
(7)   From inception on September 13, 1999.
(8)   From inception on March 30, 2000.
(9) Class A share returns prior to June 1, 2006 but after April 10, 2005 have been restated to reflect the increase in the Government Securities Fund's maximum sales charge from 2% to 4%. Prior to April 11, 2005, the Fund's maximum Class A sales charge had been 4%. Class A share returns prior to June 1, 2006 have been restated to reflect the increase in the Short Maturity Government Fund's maximum sales charge from 1% to 3%. Returns have not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If they had, those returns would be higher. The Class C share returns for each Fund prior to June 1, 2006 are based on the returns of that Fund's Class A shares adjusted to reflect that Class C shares do not charge a front-end sales load but may be subject to a contingent deferred sales load and adjusted for Class C's estimated higher expenses.
(10)  From inception on June 23, 1997.
(11)  From inception on January 12, 1998.
(12)  From inception on March 4, 2005.
(13)  From inception on July 9, 2001.
(14) Returns after taxes on distributions and sale of fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of fund shares.
(15) The Lehman Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment.
(16) The S&P 500 Composite Stock Price Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
(17) Performance for the Capital Growth and Growth Leaders Funds prior to their inception is based on the performance of the predecessor Bramwell Growth and Bramwell Focus Funds, respectively, which were offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower. Performance for the Class C shares has been adjusted for the higher estimated expenses of those shares.

(18) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(19) The Lehman High Yield Bond Index is an index consisting of all domestic and corporate rated Ba and below bonds with a minimum outstanding amount of $150 million and maturing in over one year.
(20) The Lehman Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. government.
(21) The Morgan Stanley International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.
(22) The Lehman 1-3 Year Government Bond Index is composed of securities from the Lehman Government Bond Index with maturities between one and three years.
(23) The Russell 2000(TM) Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index representing approximately 8% of the total market capitalization of the Russell 3000 Index.
(24) The Lipper U.S. Treasury Money Market Funds Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper U.S. Treasury Money Market Funds category.
(25) Returns for the Class B shares of the U.S. Treasury Money Market Fund assume a maximum 4% contingent deferred sales charge. Class B shares of this Fund may only be acquired by exchange from another Fund's Class B shares. The actual contingent deferred sales charge, if any, paid on the redemption of Class B shares of this Fund will depend on the charge that would have been due on the other Fund's Class B shares at the time of the exchange if such shares had been redeemed rather than exchanged into this Fund.

The following is added to the "By Check" paragraph on page 43:

      The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries, U.S. government agencies or institutions that meet verification requirements of the Funds' transfer agent.

CONSERVATIVE ALLOCATION FUND

The Fund's principal investment strategies on pages 7-8 are deleted and replaced with the following:

      THE CONSERVATIVE ALLOCATION FUND normally divides its assets among several broad asset classes. Sentinel has broad discretion in allocating assets among the classes. The classes are:

      1. INVESTMENT-GRADE BONDS. The Fund normally invests at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, and investment-grade corporate bonds, and may include the dollar roll transactions described for the Balanced Fund. Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

      2. BELOW INVESTMENT-GRADE BONDS. The Fund may invest up to 35% of its total assets in bonds rated below investment grade (e.g., rated below BBB by Standard and Poor's or below Baa by Moody's) or which are unrated but considered to be of comparable credit quality by Sentinel. These bonds are sometimes called "junk bonds". Up to 35% of the Fund's total assets may be invested in U.S. dollar-denominated below investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries.

      3. EQUITY AND EQUITY-RELATED SECURITIES. The Fund may invest up to 50% of its total assets in these securities, including common stocks, preferred stocks, and debt securities that are convertible into equity securities. In choosing investments within this category, investments which offer relatively high dividend or interest yields will be emphasized, but there will also be some emphasis on the potential for capital appreciation. The Fund may invest up to 10% of its total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets.

      The Fund may use derivative instruments (e.g., futures and options agreements) for hedging purposes, and for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks. It may establish derivative positions only when immediately thereafter not more than 5% of its total assets are held in derivative positions. The Fund is not required to use hedging and may choose not to do so.

      Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. The Fund utilizes an active trading approach, which may result in portfolio turnover greater than 100%.

      The Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Fund's assets from a temporary unacceptable risk of loss. If the Fund takes a temporary defensive position, it may not achieve its investment objective.

      The Fund may invest in repurchase agreements, provided the counterparty maintains the value of the underlying securities at a value not less than 102% of the repurchase price stated in the agreement. Under a repurchase agreement, a Fund purchases bonds and simultaneously agrees to resell these bonds to a counterparty at a prearranged time and specific price.

      The Conservative Allocation Fund is principally subject to the following types of risks: stock market and selection, sector, general foreign securities, foreign banks and securities depositories, general fixed-income securities, dollar rolls, government securities, lower-quality bonds, zero-coupon and similar bonds, derivatives, not guaranteed, portfolio turnover, repurchase agreements, restricted and illiquid securities, securities lending and temporary defensive position risks.

All references to Evergreen Investment Management Company LLC are deleted.

The convertible securities risk on page 19 and the loan risk on page 21 are deleted.

The following risks on page 20 are deleted and replaced with the following:

      GENERAL FOREIGN SECURITIES RISK. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds, most particularly the Conservative Allocation Fund and the International Equity Fund, had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

      EMERGING MARKETS RISK. The risks of foreign investments are usually much greater for the emerging markets in which the Conservative Allocation Fund and the International Equity Fund may invest. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, investments in them may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment values used in the United States, such as price-to-earnings ratios, may not apply to certain small markets.

      Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

The annual operating expenses on page 31 and example on page 33, which are based on the Fund's most recent fiscal year, are restated below as if the advisory fee schedule effective as of the close of business on August 11, 2006 had been in effect.

                                                                  OTHER EXPENSES
                                                                                  TOTAL      TOTAL
                                                      ACCOUNTING AND              OTHER      ANNUAL
                           MANAGEMENT                 ADMINISTRATIVE            OPERATING  OPERATING
FUND/CLASS                   FEE(6)       12B-1 FEE       COSTS        OTHER    EXPENSES    EXPENSES
Conservative Allocation
  Class A                     0.55%        0.25%(9)       0.03%        0.28%      0.31%      1.11%
  Class B                     0.55%        0.92%(9)       0.03%        0.43%      0.46%      1.93%
  Class C                     0.55%        0.82%(9)       0.03%        0.40%      0.43%      1.80%

(9) The Class A, Class B and Class C shares of the Capital Opportunity and Mid Cap Growth Funds are subject to a maximum 12b-1 fee of 0.30%, 1.00% and 1.00%, respectively, the Class A shares of the Capital Opportunity Fund are subject to a maximum 12b-1 fee of 0.30% and the Class D shares of the Balanced Fund are subject to a maximum 12b-1 fee of 0.75%. However, distribution fees are not assessed on the shares owned by the National Life Insurance Company, which may result in an overall distribution fee charged to shareholders of less than the maximum for so long as the National Life Insurance Company maintains its investment.

FUND/CLASS                           1 YEAR    3 YEARS    5 YEARS     10 YEARS
Conservative Allocation
  Class A                              $608       $835     $1,081       $1,784
  Class B (if you redeem)               596        906      1,242        1,845
  Class B (if you do not redeem)        196        606      1,042        1,845
  Class C (if you redeem)               283        566        975        2,116
  Class C (if you do not redeem)        183        566        975        2,116

The second bullet point in the section entitled "How are the Funds Priced?" on page 48 is deleted and replaced with the following:

      o Equity securities held by the Conservative Allocation Fund and the International Equity Fund and traded primarily on foreign markets are valued based on the latest transaction prices on the principal stock exchanges on which they are trading, which may be adjusted to reflect events that occur between the close of those markets and the Fund's determination of net asset value. Both the latest transaction prices and adjustments are furnished by an independent pricing service, subject to supervision by the Fund's Board of Directors, which has delegated this responsibility to the Fund's pricing committee, subject to the Board's review and supervision.

The following paragraph is added under "Who Manages the Funds?" on page 51:

      The Conservative Allocation Fund's advisory agreement was amended August 11, 2006. If the amended agreement had been in place during the entire fiscal year ended November 30, 2005, the Fund would have paid Sentinel 0.55%.

The description of the Fund's portfolio managers on page 51 is deleted and replaced with the following:

      CONSERVATIVE ALLOCATION FUND

      Daniel J. Manion is the Fund's lead portfolio manager and manages the domestic equity portion of the Fund's portfolio. David M. Brownlee manages the investment-grade bond portion, Daniel E. Gass manages the high-yield bond portion, and Katherine Schapiro manages the international equity portion of the Fund's portfolio. Mr. Brownlee has been associated with Sentinel since 1993. Mr. Brownlee holds the Chartered Financial Analyst designation. Mr. Gass has been associated with Sentinel or an affiliate since 1999 and is Sentinel's Director of Credit Research. Mr. Gass holds the Chartered Financial Analyst designation. Mr. Manion has been associated with Sentinel since 1993 and is Sentinel's Director of Equity Research. Mr. Manion holds the Chartered Financial Analyst designation. Ms. Schapiro has been associated with Sentinel since 2005. From 2001 to 2004, she was a portfolio manager with Strong Capital Management, Inc. From 1992 to 2001, she was a portfolio manager with Wells Capital Management, Inc. Ms. Schapiro holds the Chartered Financial Analyst designation.

Effective November 1, 2006, the Sentinel Capital Markets Income Fund changed its name to the Sentinel Conservative Allocation Fund.

MID CAP GROWTH FUND

The Mid Cap Growth Fund paragraph on page 52 is deleted and replaced with the following:

      Paul Kandel manages the Mid Cap Growth Fund. Mr. Kandel has been associated with Sentinel since 2006 and has managed the Fund since June 2006. From 1994 to June 2005, Mr. Kandel was a senior portfolio manager with The Dreyfus Corporation.

GOVERNMENT SECURITIES AND SHORT MATURITY GOVERNMENT FUND

The Examples on page 33 are deleted and replaced with the following:

FUND/CLASS                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
Government Securities Fund(1)
  Class A                               500         712         941        1,598
  Class C (if you redeem)               292         594       1,021        2,212
  Class C (if you do not redeem)        192         594       1,021        2,212
Short Maturity Government(1)
  Class A                               398         606         831        1,477
  Class C (if you redeem)               287         579         995        2,159
  Class C (if you do not redeem)        187         579         995        2,159
  Class S                               148         459         792        1,735

(1) The Examples are based on each Fund's 2005 fiscal year restated as if the advisory fee schedule effective December 19, 2005; the higher maximum Class A front-end sales load effective June 12, 2006, and, with respect to the Short Maturity Government Fund, the lower Class A Rule 12b-1 fee effective June 12, 2006 had all been in place on December 1, 2004. See "Who Manages the Funds" for information on the advisory fee changes. The Government Securities Fund's Examples has also been restated as if the reorganization effective September 23, 2005 had occurred on December 1, 2004.

                               The Sentinel Funds

                    Supplement dated December 13, 2006 to the
             Statement of Additional Information dated June 1, 2006

ALL FUNDS

The last paragraph under "Fundamental Investment Policies" on page 7 is deleted and replaced with the following:

For purposes of the Funds' fundamental policy, "industry" is based on the Standard & Poor's and Morgan Stanley Capital International's Global Industry Classification Standards ("GICS"). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Advisor deems reasonable based on the primary characteristics of the security.

The following is added under "Payments to Intermediaries" on page 43:

      National Life Insurance Company, Equity Services, Inc. and/or their affiliates, which are all affiliates of SFSC, may contribute amounts to various non-cash and cash incentives paid to registered representatives of Equity Services, Inc. the amounts of which may be based on the sales of the Funds, including (1) sponsoring educational programs, (2) sponsoring sales contests and/or promotions in which participants receive prizes such as travel, merchandise, hardware and/or software; (3) paying for occasional meals, lodging and/or entertainment; (4) making cash payments in lieu of business expense reimbursements and/or (5) making loans and forgiving such loans.

Mr. Thwaites' fund holdings on page 28 are deleted and replaced with the following:

      NAME                                                FUND        ALL FUNDS

      Christian W. Thwaites(2),(3)      BL - A           IE - C       E
                                        CG - A(4)        MC - C
                                        CM - A           MM - A
                                        CO - A           NY - A
                                        CS - D           SC - A
                                        GL - A(4)        SM - A
                                        GS - C           TF - A
                                        HY - A

TAX-FREE FUNDS

Effective October 30, 2006, the following is added under the section titled "The Funds" beginning on page 3:

      Effective as of the close of the market on October 27, 2006, the New York Tax-Free Income Fund and Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust reorganized into certain unaffiliated funds.

All references to the Sentinel New-York Tax Free Income Fund, Sentinel Pennsylvania Tax-Free Trust, and Sentinel Tax-Free Income Fund in any other section are deleted.

CONSERVATIVE ALLOCATION FUND

Effective November 1, 2006, the Sentinel Capital Markets Income Fund changed its name to the Sentinel Conservative Allocation Fund.

The Conservative Allocation Fund's list of non-fundamental policies on page 8 is deleted and replaced with the following:

      The Conservative Allocation Fund:

      o Must invest at least 30% of its total assets in U.S. Treasury and agency securities, mortgage-backed securities, dollar roll transactions, and investment-grade corporate bonds;
      o May not invest more than 35% of its total assets in U.S. dollar-denominated investment-grade bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
      o May not invest more than 35% of its total assets in below investment-grade bonds, which may include bonds issued by companies located in or that conduct their business mainly in one or more foreign countries;
      o May not invest more than 35% of its total assets in equity or equity-related securities, including up to 10% of total assets in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, including emerging markets;
      o May invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if the Fund's investment advisor believes that adverse market or other conditions warrant; and
      o May not invest more than 25% of its net assets in repurchase agreements.

The fourth paragraph under "Derivative Transactions" on page 11 is deleted and the first two paragraphs are deleted and replaced with the following:

      GENERAL. The Conservative Allocation Fund and the fixed income Funds may
      (a) purchase and sell exchange traded and over-the-counter ("OTC") put and call options on fixed income securities and indices of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indices of fixed income securities, and (c) enter into interest rate swaps, total return swaps on fixed income indices, and default swaps.

      The Balanced, Conservative Allocation, Capital Opportunity, Common Stock, International Equity, Mid Cap Growth and Small Company Funds may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indices of equity securities, (b) futures contracts on indices of equity securities, and (c) other securities that replicate the performance of specific "baskets" of stocks.

The "Short Hold Trading Strategy" paragraph on page 20 is deleted and replaced with the following:

      Short-Hold Trading Strategy. The Conservative Allocation and High-Yield Bond Funds may have the opportunity to participate in the primary market for new fixed-income issues offered by issuers and/or underwriters at prices the Fund's manager(s) deem(s) favorable, based on factors such as the supply of bonds in the marketplace and economic conditions. When the Fund receives less than an optimal allocation in such new issues or when it is otherwise in the Fund's bests interests, the Fund may decide to purchase these new security issues at the negotiated opening price, and shortly thereafter offer to sell all or a part of the Fund's purchased allocation to third-party interested purchasers at a higher price, depending on market conditions. Because the Fund is "at risk" for the purchased amount of these new issues, it is possible for the Fund to experience losses on these trades.

The following is added to the Portfolio Managers' Fund Ownership table on page
32:

                                                               AGGREGATE DOLLAR
                                                              RANGE OF EQUITY IN
      PORTFOLIO MANAGER      FUND(S) MANAGED                       THE FUND
      ------------------     ----------------------------     ------------------
      David M. Brownlee      Conservative Allocation Fund            A(1)
      Daniel E. Gass         Conservative Allocation Fund            A(1)
      Paul Kandel            Mid Cap Growth Fund                     E(2)
      Daniel J. Manion       Conservative Allocation Fund            A(1)
      Katherine Schapiro     Conservative Allocation Fund            A(1)

(1)   As of May 31, 2006.
(2)   As of November 22, 2006.

The advisory fee schedule on page 37 is deleted and replaced with the following:

            ADVISORY FEE RATE     AVERAGE DAILY NET ASSETS
            0.55%                 First $200 million
            0.50%                 Next $200 million
            0.45%                 Next $600 million
            0.40%                 Next $1 billion
            0.35%                 In excess of $2 billion

The following is added under "Portfolio Turnover" on page 49.

      Each of the Conservative Allocation Fund's and Mid Cap Growth Fund's 2006 turnover rate is expected to be higher than its 2005 rate due to a change in portfolio managers in 2006.

The second and third paragraph on page 41 are deleted and replaced with the following and all other references to Evergreen Investment Management Company LLC are deleted.

      Until August 11, 2006, Evergreen Investment Management Company LLC ("Evergreen") served as subadvisor to the Conservative Allocation Fund. Until December 15, 2005, INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") served as subadvisor to the International Equity Fund. Until September 1, 2005, Evergreen also served as subadvisor to the High Yield Bond Fund. Until December 31, 2003, Fred Alger Management, Inc. ("Alger") served as a subadvisor to the Capital Opportunity Fund.

      The fees paid to INVESCO and Evergreen by the Advisor for the fiscal year ended November 30, 2005 were $682,955 and $473,072, respectively. The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2004 were $424,206, $808,349 and $13,805, respectively.
      The fees paid to INVESCO, Evergreen and Alger by the Advisor for the fiscal year ended November 30, 2003 were $325,853, $534,239 and $140,113, respectively.